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Exhibit 10.20

DECLARATION OF PLEDGE
Dated 22 January 2004

granted by

INGENIØR M O SCHØYENS BILCENTRALER AS

in favour of

Deutsche Trustee Company Limited

(as Security Trustee)

THIS DECLARATION OF PLEDGE (the "Declaration of Pledge") is granted on 22 2004 by:

(1)
INGENIØR M O SCHØYENS BILCENTRALER AS, Drammensveien 155 C, 0277 Oslo, Norway, business enterprise no. NO 915 768 237 (the "Pledgor");

in favour of:

(2)
Deutsche Trustee Company Limited, Winchester House, 1 Great Winchester Street, London EC2N 2DB, England (acting on behalf of itself and the Secured Parties) (as the "Security Trustee").

W H E R E A S

(A)
This Declaration of Pledge is granted in connection with an indenture dated 22 2004 (the "Indenture") between Concordia Bus Nordic AB (the "Issuer"), certain guarantors and Deutsche Bank Trust Company Americas as Trustee, pursuant to which the Issuer has issued senior secured notes in the aggregate amount of € 130,000,000 (the "Notes");

(B)
The Pledgor has under the Indenture issued a guarantee dated 22 January 2004 (the "Guarantee") in favour of the Security Trustee, acing on behalf of itself and the Trustee and the Holders (collectively the "Secured Parties");

(C)
the Pledgor has agreed to grant a first priority security in favour of the Security Trustee, acting on behalf of itself and the Secured Parties, over, inter alia, its trade receivables by way of a factoring agreement (in Norwegian "Factoringpant"), its machinery and plant (in Norwegian "driftstilbehør"), its stock-in-trade (in Norwegian "varelager") and its motor vehicles (in Norwegian "motorvogner og anleggsmaskiner"), all in the amount of € 130,000,000, as security for its obligations towards the Security Trustee (acting on behalf of itself and the Secured Parties) under the Guarantee; and

(D)
this Declaration of Pledge is being executed and delivered by the Pledgor pursuant to the Indenture.

NOW THEREFORE the undersigned hereby agrees:

1.     DEFINITIONS

1.1
Unless the context otherwise requires or otherwise defined herein, terms defined in the Indenture, shall have the same meaning when used in this Declaration of Pledge.

2.     PLEDGE

2.1
As first priority security for any and all obligations (including, but not limited to, principal, interest, commissions, costs, expenses and other derived liability) that the Pledgor has or might incur towards the Trustee on behalf of the holders of the Notes pursuant to the Guarantee and to the Security Trustee under this Declaration of Pledge, the Pledgor hereby grants to the Security Trustee acting on behalf of itself and the Secured Parties, first priority security over:

(i)
all its trade receivables by way of a first priority factoring agreement (in Norwegian: "Avtale om factoring etter panteloven § 4-10") of even date herewith between the Pledgor and the Security Trustee, substantially in the form set out in Schedule 1 hereto;

(ii)
all its machinery and plant by way of a first priority pledge of machinery and plant (in Norwegian: "Pant i driftstilbehør etter panteloven § 3-4, jfr § 3-6") of even date herewith in favour of the Security Trustee, substantially in the form set out in Schedule 2 hereto;

(iii)
all its inventory by way of a first priority pledge of inventory (in Norwegian: "Pant i varelager etter panteloven § 3-11") of even date herewith in favour of the Security Trustee, substantially in the form set out in Schedule 3 hereto;

(iv)
all its motor vehicles and construction machines by way of a first priority pledge of motor vehicles and construction machines (in Norwegian: "Pant i motorvogner og anleggsmaskiner etter panteloven § 3-8") of even date herewith in favour of the Security Trustee, substantially in the form set out in Schedule 4 hereto.

3      REPRESENTATIONS AND WARRANTIES

        The Pledgor hereby represents and warrants to the Security Trustee that:

  (i)
  it is entitled to pledge its trade receivables, its machinery and plant ("driftstilbehør"), its stock-in-trade ("varelager") and its motor vehicles ("motorvogner og anleggsmaskiner") to the Security Trustee;

  (ii)
  it has not assigned, charged, pledged, sold or otherwise encumbered its trade receivables, its machinery and plant ("driftstilbehør"), its stock-in-trade ("varelager") and its motor vehicles ("motorvogner og anleggsmaskiner") (save by this Pledge, and a pledge in favour of Nordea Bank Norge ASA who has undertaken to release its pledge upon repayment of a SEK 1,215,000,000 Amended and Restated Facility dated 15 February 2002, the repayment of which will be made with proceeds from the sale of the Notes).

4.     THE NORWEGIAN FINANCIAL AGREEMENTS ACT

4.1
The Pledgor's liability under this Declaration of Pledge shall not exceed € 130,000,000 plus interest thereon and plus costs, fees and expenses as set out in the Guarantee.

4.2
The Pledgor specifically waives all rights under the provisions of the Norwegian Financial Agreements Act of 25 June 1999 no. 46 not being mandatory provisions, including the following provisions (the main contents of the relevant provisions being as indicated in the brackets):

(i)
§ 62 (1) (a) (to be notified of any security the giving of which was a precondition for the issuance of the Notes, but which has not been validly granted or has lapsed);

(ii)
§ 63 (1) - (2) (to be notified of any event of default under the Indenture and to be kept informed thereof);

(iii)
§ 63 (3) (to be notified of any extension granted to the Issuer in payment of principal and/or interest);

(iv)
§ 63 (4) (to be notified of the Issuer's bankruptcy proceedings or debt reorganisation proceedings and/or any application for the latter);

(v)
§ 65 (3) (that the consent of the Pledgor is required for the Pledgor to be bound by amendments to the Indenture that may be detrimental to our interest);

(vi)
§ 66 (1) - (2) (that the Pledgor shall be released from liabilities hereunder if security which was given, or the giving of which was a precondition for the issuance of the Notes, is released by the Security Trustee without the consent of the Pledgor);

(vii)
§ 66 (3) (that the Pledgor shall be released from its liabilities hereunder if, without its consent, security the giving of which was a precondition for the Indenture, was not validly granted);

(viii)
§ 67 (2) (about reduction of the Pledgor's liabilities hereunder);

(ix)
§ 67 (4) (that the Pledgor's liabilities hereunder shall lapse after 10 years, as the Pledgor shall remain liable hereunder as long as any amount is outstanding under the Indenture);

(x)
§ 70 (as the Pledgor shall have no right of subrogation into the rights of the Security Trustee until and unless the Holders of the Notes shall have received all amounts due or to become due to them under the Indenture);

(xi)
§ 71 (as the Security Trustee shall have no liability first to make demand upon or seek to enforce remedies against the Issuer or any other security provided in respect of the Issuer's liabilities under the Indenture before demanding payment under or seeking to enforce the security created hereunder);

  (xii)
  § 72 (as all interest and default interest due under the Indenture shall be secured hereunder);

  (xiii)
  § 73 (1) - (2) (as all costs and expenses related to a default under the Indenture shall be secured hereunder); and

  (xiv)
  § 74 (1) - (2) (as the Pledgor shall make no claim against the Issuer for payment until and unless the Holders of the Notes first shall have received all amounts due or to become due to them under the Indenture).

4.3
Further, without limitation to the foregoing, in particular but not limited to the following, the Pledgor hereby agrees and accepts that:

(i)
this Declaration of Pledge shall remain in full force and effect until all of the Issuer's liabilities and obligations to the Security Trustee and the Holders of the Notes under the Indenture have been fully satisfied;

(ii)
the security created by this Declaration of Pledge shall not be affected in any way whatsoever by any guarantee, indemnity, suretyship or similar instrument or by any collateral or security interest provided for the obligations of the Issuer under the Indenture.

5      INDEMNIFICATION

  The Pledgor will fully indemnify and hold harmless each Secured Party in respect of all liabilities and expenses incurred by it (1) in the execution or purported execution of any rights, powers or discretion in accordance with this Agreement, (2) in the preservation or enforcement of its rights under this Agreement or (3) on the release of any part of the Security Assets from the security created by this Agreement, unless it is finally judicially determined that such liability or expense has resulted from the gross negligence or wilful misconduct of such Secured Party.

  The Pledgor shall on demand and on a full indemnity basis pay to the Security Trustee the amount of all costs and expenses and other liabilities (including legal and out-of-pocket expenses and any tax or value added tax on such costs and expenses) which the Security Trustee or any Secured Party incurs in connection with:

  (i)
  the preparation, negotiation, execution and delivery of this Agreement;

  (ii)
  any payment of stamp duty or stamp duty reserve tax or registration fees in respect of the pledge created hereunder or any transfer of the Security Assets pursuant hereto;

  (iii)
  any actual or proposed amendment or waiver or consent under or in connection with this Agreement:

  (iv)
  any discharge or release of the pledge in this Agreement; or

  (v)
  the preservation or exercise (or attempted preservation or exercise) of any rights under or in connection with and the enforcement (or attempted enforcement) of the pledge or any other right in this Agreement;

  unless it is finally judicially determined that such liability or expense has resulted from the gross negligence or willful misconduct of the Security Trustee.

6.     SUCCESSORS AND ASSIGNS

6.1   Successors and assigns

  This Pledge shall be binding upon and shall ensure to the benefit of the Pledgor and the Security Trustee and their respective successors and permitted assigns and references in this Pledge to any of them shall be construed accordingly.

6.2   Prior consent

  The Pledgor shall not assign or transfer any of its rights and/or obligations under this Pledge without the prior written consent of the Security Trustee. The Security Trustee may assign and/or transfer part or all of its rights and/or obligations hereunder simultaneously with an assignment or transfer in accordance with the terms of the Notes. In such case the Pledgor will execute such documentation as considered necessary by the Security Trustee to effectuate such assignment and/or transfer.

6.3   Disclosure of information

  The Security Trustee may disclose to a potential assignee, transferee or sub-participant, such information about the Pledgor as the Security Trustee considers appropriate.

7.     LIMITATION

  The Pledgor's commitments as Pledgor hereunder may be limited by the applicable regulations in the Norwegian Limited Liability Companies Act No. 44, 1997 (as amended or replaced from time to time) Chapter 8 insofar as the Pledgor's commitments hereunder would constitute improper financial assistance.

8.     GOVERNING LAW AND JURISDICTION

  This Declaration of Pledge shall be governed by and construed in accordance with Norwegian law. The Pledgor hereby unconditionally and irrevocably submits to the non-exclusive jurisdiction of the Norwegian courts, the venue to be the Oslo City court.

For and on behalf of INGENIØR M O SCHØYENS BILCENTRALER AS
By:

Name with block letters:

SCHEDULE 1

FORM OF FACTORING AGREEMENT
(In Norwegian: "Avtale om factoring etter panteloven § 4-10")

SCHEDULE 2

FORM OF PLEDGE OF MACHINERY AND PLANT
(In Norwegian: "Pant i driftstilbehør etter panteloven § 3-4, jfr § 3-6")

SCHEDULE 3

FORM OF PLEDGE OF INVENTORY
(In Norwegian: "Pant i varelager etter panteloven § 3-11")

SCHEDULE 4

FORM OF PLEDGE OF MOTOR VEHICLES AND CONSTRUCTION MACHINES
(In Norwegian: "Pant i motorvogner og anleggsmaskiner etter panteloven § 3-8")

UNOFFICIAL OFFICE TRANSLATION OF THE NORWEGIAN LANGAUGE FORM
APPROVED BY THE REGISTER OF MORTGAGED MOVEABLE PROPERTY

                      Factoring agreement, cf
                      pledge act § 4-10(1)
                      To be sent to
                      Brønnøysundregistrene
                      Register of Mortgaged Movable property
                      8910 BRØNNØYSUND
                      Phone: 75 00 75 00

Sender(2) Name/firm, address, postal code, place	Customer number(3) 5717	Telephone 22 83 02 70

Bugge, Arentz-Hansen & Rasmussen Postboks 1524 Vika 0117 Oslo

Debtor	Personal identification number(4)/org. number(5)	Name/firm(6)
	915 768 237	Ingeniør M. O. Schøyens Bilcentraler AS

	Address Drammensveien 155 C	Telephone 23 13 28 00

	Postal code 0277	Place Oslo

Creditor	Name/firm/address Deutsche Trustee Company Limited

Address Winchester House, 1 Great Winchester Street

	Postal code EC2N 2DB	Place London, England

Previously registered(7)	Journal number	Journal date

Amount(8)	€ 130,000,000	With letters Euro one hundered and thirty million

Object of the agreement	The parties have entered into the following factoring agreement, cf. the pledge act § 4-10:

A ☐ transfer of receivables in the business.
B ☐ transfer for security purposes of receivables in the business.
C ☒ Plegde of receivables in the business.

The parties have entered into separate factoring agreement dated 22.01.2004 regulating the relationship between the parties.(9)

The agreement includes receivables the business 1 ☐ has 2 ☐ will have in the future 3 ☒ Has and will have in the future (check one box)

☒ The agreement relates to the entire business ☐ The agreement is limited to the following limited part of the business:

Include only terms where registration is necessary for the perfection (agreements regarding priority, etc)

Particular terms	First Priority

Date	Debitor's signature
22 January 2004
Factoring agreement, cf the pledge act

1

Place and date Oslo/London, 22 January 2004

Transferor's /Debtor's signature(10)	Repeated with printed letters

Transferee's/Pledgee's signature	Repeated with printed letters

Certificate of registration, etc.

1.
Factoring agreement may only be entered into by businesses in accordance with the pledge act § 3-5. Defined as:

a.
Enterprises registered in the Register of Business Enterprises

b.
Institutions as mentioned in the pledge act § 3-5, cf regulations to the pledge act § 1 b.

  The register of mortgaged moveable property may require that a personal statement to the effect that the pledgor carries out agricultural business in accordance with the pledge act § 3-9 be presented. Cf. regulations to the pledge act § 3.

2.
The sender will be charged a registrationfee for, and will receive the document afeter completion of the registration. The fee is payable in arrears by giro.

3.
This bracket must be completed if the sender has been issued a customer number with the Register of Mortgaged Movable property.

4.
All 11 digits must be stated if the debtor is a physical person. Registration on sole proproetorships shall be carried out on the proprietors' name and personal identification number, cf. registration regulations § 4 subsection 2. Otherwise registration will be refused.

5.
Specify registration number issued by Brønnøysundregistrene.

6.
For businesses, organisations, etc. complete and correct name must be stated.

7.
Old factoring agreements (to be re-registered) will retain the priority from the original main journal number. Original priority will thus be retained regardless the fact that a new journal number be noted in connection with re-registration.

8.
The pledge act § 1-4 will be applicable to factoring agreements. According to the pledge agreement § 1-4 it is a requirement for perfection that the maximum amount of the pledge claim or the highest amount the pledge shall secure be stated in the pledge document.

9.
Agreement solely regulating the relationship between the parties does not have to be registered.

10.
Transferor's/pledgor's signature is not required in connection with re-registration of previous agreement.

2

UNOFFICIAL OFFICE TRANSLATION OF THE NORWEGIAN LANGAUGE FORM
APPROVED BY THE REGISTER OF MORTGAGED MOVEABLE PROPERTY

                      Mortgage deed for
                      pledge of machinery
                      and plant(1)
                      To be sent to
                      Brønnøysundregistrene
                      Register of Mortgaged Movable property
                      8910 BRØNNØYSUND
                      Phone: 75 00 75 00

All 4 pages of the form must be submitted, with the signature of the debtor at the bottom of each page.

Sender(2)	Customer number(3)	Name/firm
5717	Bugge, Arentz-Hansen & Rasmussen

Address	Telephone
Postboks 1524 Vika	22 83 02 70

Postal code	Place
0117	Oslo

Debtor	Personal identification number(4)/org. number(5)	Name/firm(6)
915 768 237	Ingeniør M. O. Schøyens Bilcentraler AS

Address	Telephone
Drammensveien 155 C	23 13 28 00

Postal code	Place
0277	Oslo

Declares to owe

Creditor	Name/firm/address Deutsche Trustee Company Limited(*)	OR ORDER

Amount	€ 130,000,000	With letters Euro one hundered and thirty million

Maturity/ Instalment	The capital (the amount) will be repaid In accordance with agreement dated 22 January 2004

Interest	Interest accrues from in accordance with agreement with % p.a.
Interest to be paid in arrears each                                                 and
First time
Of matured interest, instalment or capital, interest of % p.a. above ordinary interest to be paid

To be pledged as ecurity for the payment of the capital with interest and costs:

A ☒ The pledgors machinery and plant with the contennt it from time to time includes, cf. pledge act § 3-11

B ☐ The following part operationally separated from the other machinery and plant and that constitute a separate unit, with the contennt it from time to time includes

Previous registration(7)	Office	Journal number	Journal date

Right of advancement	The deed has right of advancement as encumbrances with equal or higher priority are payed off, and has currently priority after:
(If the deed shall not have the right of advancement, the following item must be completed. If not completed the deed will be considered to have the right of advancement)
☐	The deed does not have the right of advancement after NOK

Date	Debitor's signature
22 January 2004
Mortgage deed for pledge of machinery and plant

1

The pledge is carried out in accordance with the pledge act of 8 February 1980 no. 2

The Debtor agrees to the recovery of the debt including interest and extrajudicial costs without legal proceedings in accordance with the Enforcement Act § 7-2 letter a

Place and date Oslo, 22 January 2004

Debtor's signature	Repeated with printed letters

I/we confirm that the poerson/persons who has signed the document is/are more than 18 years old, and has/have signed or acknowledged his/their signature(s) on this document in my/our precence. I/we am/are sui juris.(8)

1. Signature	Repeated with printed letters

Address

2. Signature	Repeated with printed letters

Address

Room for certificate of registration, remarks, etc.

(*)
Deutsche Trustee Company Limited
Winchester House
1 Great Winchester Street
London EC2N 2 DB
England

1.
The form may only be used in connection with pledges by businesses in accordance with the pledge act § 3-5. Defined as:

a.
Enterprises registered in the Register of Business Enterprises

b.
Institutions as mentioned in the pledge act § 3-5, cf regulations to the pledge act § 1 b.

2.
The sender will be charged a registrationfee for, and will receive the document afeter completion of the registration. The fee is payable in arrears by giro.

3.
This bracket must be completed if the sender has been issued a customer number with the Register of Mortgaged Movable property.

4.
All 11 digits must be stated if the debtor is a physical person. Registration on sole proproetorships shall be carrieid out on the proprietors name and personal identification number, cf. registration regulations § 4 subsection 2. Otherwise registration will be refused.

5.
Specify registration number issued by Brønnøysund registrene.

6.
For businesses, organisations, etc. complete and correct name must be stated.

2

7.
The regulation of pledges of machinery and plant in the pledge agreement was amended bylegal amendment dated 01.06.2001, in force 01.07.2001. Pledges of stock in trade registered in the land register prior to the entry into force of this amendment, must be registered in the Register of Mortgaged Movable property within one year after the entry into force. Old pledges registered within the expiry of the deadline will be considered to be perfected and rank in accordance with the previous regulation. The time of the original registration must therefore be stated in connection with the re-registration.

8.
Confirmation can be given by two sui huris persons or by Norwegian judge (hereunder members of conciliation board, deputy judges and land conslilation jucdge), police sergeant or deputy police sergeant, enforcement officer or deputy enforcement officer approved by the enforcement court, attorney at law or authorised assistant attorney at law, state authorised or chartered accountant, authorised real estate agent, holder of debt collection licence employed with a debt collector or Norwegian or foreign notary public.

Date	Debtor's signature
22 January 2004
Mortgage deed for pledge of machinery and plant

3

UNOFFICIAL OFFICE TRANSLATION OF THE NORWEGIAN LANGAUGE FORM
APPROVED BY THE REGISTER OF MORTGAGED MOVEABLE PROPERTY

                        Mortgage deed for
                        pledge of motor
                        vehicles(1)
                        To be sent to
                        Brønnøysundregistrene
                        Register of Mortgaged Movable property
                        8910 BRØNNØYSUND
                        Phone: 75 00 75 00

All 4 pages of the form must be submitted, with the signature of the debtor at the bottom of each page.

Sender(2)	Customer number(3)	Name/firm
	5717	Bugge, Arentz-Hansen & Rasmussen

	Address	Telephone
	Postboks 1524 Vika	22 83 02 70

	Postal code	Place
	0117	Oslo

Debtor	Personal identification number(4)/org. number(5)	Name/firm(6)
	915 768 237	Ingeniør M. O. Schøyens Bilcentraler AS

	Address	Telephone
	Drammensveien 155 C	23 13 28 00

	Postal code	Place
	0277	Oslo

Declares to owe

Creditor	Name/firm/address Deutsche Trustee Company Limited(*)	OR ORDER

Amount	€ 130,000,000	With letters Euro one hundered and thirty million

Maturity/ Instalment	The capital (the amount) will be repaid In accordance with agreement dated 22 January 2004

Interest	Interest accrues from in accordance with agreement with % p.a.
Interest to be paid in arrears each                                                 and
First time
Of matured interest, instalment or capital, interest of % p.a. above ordinary interest to be paid

To be pledged as ecurity for the payment of the capital with interest and costs:

A ☒ All of the pledgors' motor vehicles(7). If the pledgor is a contractor the pledge includes all of the contractors motor vehicles and moveable construction machines(7), as they are from time to time, cf. the pledge act § 3-8.

B ☐ All of the pledgors' motor vehicles(7). If the pledgor is a contractor the pledge includes all of the contractors motor vehicles and moveable construction machines(7), as they are from time to time, cf. the pledge act § 3-8. The pledge relates to the following operationally separated part of the business.

C ☐ The following motor vehicle(s)7/ moveable construction machine(s)(7).

Right of advancement	The deed has right of advancement as encumbrances with equal or higher priority are payed off, and has currently priority after:
(If the deed shall not have the right of advancement, the following item must be completed. If not completed the deed will be considered to have the right of advancement)
	☐	The deed does not have the right of advancement after NOK

Date	Debitor's signature
22 January 2004
Mortgage deed for pledge of motor vehicles

1

The pledge is carried out in accordance with the pledge act of 8 February 1980 no. 2

The Debtor agrees to the recovery of the debt including interest and extrajudicial costs without legal proceedings in accordance with the Enforcement Act § 7-2 letter a

Place and date Oslo, 22 January 2004

Debtor's signature	Repeated with printed letters

I/we confirm that the poerson/persons who has signed the document is/are more than 18 years old, and has/have signed or acknowledged his/their signature(s) on this document in my/our precence. I/we am/are sui juris.(8)

1. Signature	Repeated with printed letters

Address

2. Signature	Repeated with printed letters

Address

Room for certificate of registration, remarks, etc.

(*)
Deutsche Trustee Company Limited
Winchester House
1 Great Winchester Street
London EC2N 2 DB
England

1.
The form may only be used in connection with pledges by businesses in accordance with the pledge act § 3-5. Defined as:

a.
Enterprises registered in the Register of Business Enterprises

b.
Institutions as mentioned in the pledge act § 3-5, cf regulations to the pledge act § 1 b.

2.
The sender will be charged a registrationfee for, and will receive the document afeter completion of the registration. The fee is payable in arrears by giro.

3.
This bracket must be completed if the sender has been issued a customer number with the Register of Mortgaged Movable property.

4.
All 11 digits must be stated if the debtor is a physical person. Registration on sole proproetorships shall be carrieid out on the proprietors name and personal identification number, cf. registration regulations § 4 subsection 2. Otherwise registration will be refused.

5.
Specify registration number issued by Brønnøysund registrene.

6.
For businesses, organisations, etc. complete and correct name must be stated.

7.
According to the pledge act § 3-8 motor vehicles are defined as vehicles that are motorised, cf. the road traffic act §2 subsection 2 and the vehicle regulations § 124. Trailors subject to registration are regarded as motor vehicles, cf. the road traffic act § 15 subsection 1.

  Unregistered motor vehicle or construction machine shall be identified with factory mark, year, chassis number or other identification number.

2

  According to the pledge act § 3-8 railway materiel is defined as materiel used or designated for use by suburban railway, subway or tram.

  Individual pledges of railway materiel shall identify the materiel with factory mark, year, chassis number or other identification number.

8.
Confirmation can be given by two sui huris persons or by Norwegian judge (hereunder members of conciliation board, deputy judges and land conslilation jucdge), police sergeant or deputy police sergeant, enforcement officer or deputy enforcement officer approved by the enforcement court, attorney at law or authorised assistant attorney at law, state authorised or chartered accountant, authorised real estate agent, holder of debt collection licence employed with a debt collector or Norwegian or foreign notary public.

Date	Debtor's signature
22 January 2004
Mortgage deed for pledge of motor vehicles

3

UNOFFICIAL OFFICE TRANSLATION OF THE NORWEGIAN LANGAUGE FORM
APPROVED BY THE REGISTER OF MORTGAGED MOVEABLE PROPERTY

                        Mortgage deed for
                        pledge of stock in
                        trade(1)
                        To be sent to
                        Brønnøysundregistrene
                        Register of Mortgaged Movable property
                        8910 BRØNNØYSUND
                        Phone: 75 00 75 00

All 4 pages of the form must be submitted, with the signature of the debtor at the bottom of each page.

Sender(2)	Customer number(3)	Name/firm
	5717	Bugge, Arentz-Hansen & Rasmussen

	Address	Telephone
	Postboks 1524 Vika	22 83 02 70

	Postal code	Place
	0117	Oslo

Debtor	Personal identification number(4)/org. number(5)	Name/firm(6)
	915 768 237	Ingeniør M. O. Schøyens Bilcentraler AS

	Address	Telephone
	Drammensveien 155 C	23 13 28 00

	Postal code	Place
	0277	Oslo

Declares to owe

Creditor	Name/firm/address Deutsche Trustee Company Limited(*)	OR ORDER

Amount	€ 130,000,000	With letters Euro one hundered and thirty million

Maturity/ Instalment	The capital (the amount) will be repaid In accordance with agreement dated 22 January 2004

Interest	Interest accrues from in accordance with agreement with % p.a.
Interest to be paid in arrears each                                                 and
First time
Of matured interest, instalment or capital, interest of % p.a. above ordinary interest to be paid

To be pledged as ecurity for the payment of the capital with interest and costs:

A ☒ The pledgors stock in trade with the contennt it from time to time includes, cf. pledge act § 3-11

B ☐ The following part operationally separated from the other stock in trade and that constitute a separate unit, with the contennt it from time to time includes

Right of advancement	The deed has right of advancement as encumbrances with equal or higher priority are payed off, and has currently priority after:
(If the deed shall not have the right of advancement, the following item must be completed. If not completed the deed will be considered to have the right of advancement)
	☐	The deed does not have the right of advancement after NOK

Date	Debitor's signature
22 January 2004
Mortgage deed for pledge of stock in trade

1

The pledge is carried out in accordance with the pledge act of 8 February 1980 no. 2

The Debtor agrees to the recovery of the debt including interest and extrajudicial costs without legal proceedings in accordance with the Enforcement Act § 7-2 letter a

Place and date Oslo, 22 January 2004

Debtor's signature	Repeated with printed letters

I/we confirm that the poerson/persons who has signed the document is/are more than 18 years old, and has/have signed or acknowledged his/their signature(s) on this document in my/our precence. I/we am/are sui juris.(7)

1. Signature	Repeated with printed letters

Address

2. Signature	Repeated with printed letters

Address

Room for certificate of registration, remarks, etc.

(*)
Deutsche Trustee Company Limited
Winchester House
1 Great Winchester Street
London EC2N 2 DB
England

1.
The form may only be used in connection with pledges by businesses in accordance with the pledge act § 3-5. Defined as:

a.
Enterprises registered in the Register of Business Enterprises

b.
Institutions as mentioned in the pledge act § 3-5, cf regulations to the pledge act § 1 b.

2.
The sender will be charged a registrationfee for, and will receive the document afeter completion of the registration. The fee is payable in arrears by giro.

3.
This bracket must be completed if the sender has been issued a customer number with the Register of Mortgaged Movable property.

4.
All 11 digits must be stated if the debtor is a physical person. Registration on sole proproetorships shall be carrieid out on the proprietors name and personal identification number, cf. registration regulations § 4 subsection 2. Otherwise registration will be refused.

5.
Specify registration number issued by Brønnøysund registrene.

6.
For businesses, organisations, etc. complete and correct name must be stated.

7.
Confirmation can be given by two sui huris persons or by Norwegian judge (hereunder members of conciliation board, deputy judges and land conslilation jucdge), police sergeant or deputy police sergeant, enforcement officer or deputy enforcement officer approved by the enforcement court, attorney at law or authorised assistant attorney at law, state authorised or chartered accountant, authorised real estate agent, holder of debt collection licence employed with a debt collector or Norwegian or foreign notary public.

Date	Debitor's signature
22 January 2004
Mortgage deed for pledge of stock in trade

2

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  Exhibit 10.20
  SCHEDULE 1
  SCHEDULE 2
  SCHEDULE 3
  SCHEDULE 4